PRINCIPAL LIFE INSURANCE COMPANY
VARIABLE LIFE SEPARATE ACCOUNT

SUPPLEMENT DATED FEBRUARY 19, 2009 TO
PRINCIPAL BENEFIT VARIABLE UNIVERSAL LIFE II PROSPECTUS
DATED OCTOBER 3, 2008

This supplement updates information in the prospectus dated October 3, 2008 (the "Prospectus")
for Principal Benefit Variable Universal Life II (the “Policy”) issued by Principal Life
Insurance Company (“we,” “us,” or “our”). This supplement should be read in its entirety and kept together with the Prospectus for future references. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

Closure and Liquidation of the Pioneer Small Cap Value VCT Portfolio

The Trustees of Pioneer Variable Contracts Trust (the “Trust”) have authorized liquidation of the Pioneer Small Cap Value VCT Portfolio (the “Portfolio”) on or about April 24, 2009 (the
"Liquidation Date"). The Portfolio will no longer accept orders to buy shares on or about April
23, 2009. Prior to the Liquidation Date, all or a substantial portion of the Portfolio’s assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. These investments may not be able to achieve the Portfolio’s investment objective.

Closure and Liquidation of the Pioneer Small Cap Value Division

The Pioneer Small Cap Value Division of the Principal Life Insurance Company Variable
Life Separate Account is the division that invests in the Portfolio. The Pioneer Small Cap
Value Division will be closed to allocations of new premium payments and incoming transfers of policy value as of the close of normal trading of the New York Stock Exchange
(generally 4:00 p.m. Eastern Time) on April 23, 2009. If you allocate any portion of a new premium payment or try to transfer to the Pioneer Small Cap Value Division after the close of normal trading on April 23, 2009, we will not be able to process the transaction.

If you currently have policy value in the Pioneer Small Cap Value Division, we ask that you provide us with a transfer request prior to April 24, 2009. You may transfer your policy value from the Pioneer Small Cap Value Division to any of the Separate Account divisions listed in the Prospectus. The Separate Account divisions available for investment represent a wide variety of investment objectives and strategies. Please see "TABLE OF SEPARATE
ACCOUNT DIVISIONS” in the Prospectus for a list of the Separate Account divisions and their investment objectives. For more information on how to make a transfer request, please see "Division Transfers" in the Prospectus. To obtain an additional copy of the Prospectus or the prospectus for any of the underlying mutual funds listed in the Prospectus, you may write to us at Principal Financial Group, P.O. Box 9296, Des Moines, Iowa 50306-9296 or call us at
1-800-247-9988 to request a free copy.

If we do not receive your transfer request by the Liquidation Date, we will reallocate your policy value from the Pioneer Small Cap Value Division to the Money Market Division, which invests in the Money Market Account, a series of Principal Variable Contracts Funds, Inc. The Money Market Account's investment objective is to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments. The Money Market Account is advised by Principal Management Corporation and sub-advised by Principal Global Investors, LLC.

Although we have reserved the right in the Prospectus to impose a transfer fee on each unscheduled transfer after the first in a policy month, we will not impose a transfer fee when you transfer from the Pioneer Small Cap Value Division to another Separate Account division or for our reallocation of policy value to the Money Market Division. In addition, if we reallocate your policy value from the Pioneer Small Cap Value Division to the Money Market Division, there is no charge for a transfer from the Money Market Division to another available Separate Account division if made within 60 days of the Liquidation Date.

Please note that if you are participating in a scheduled transfer program or automatic portfolio rebalancing (APR) program and currently invest in or have designated future allocations to the Pioneer Small Cap Value Division, you must provide us with new allocation instructions as soon as possible. If we receive no new instructions, then any such allocations after the Liquidation Date will be allocated to the Money Market Division until we receive new instructions from you.

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THIS SUPPLEMENT SHOULD BE READ AND

RETAINED FOR FUTURE REFERENCE

Principal Financial Group PO Box 9296 Des Moines, Iowa 50306-9296 1-800-247-9988